                                                                      Exhibit 99
[GRAPHIC OMITTED]

                                      For Release:       January 24, 2003
                                      CONTACT:           Eric Olson
                                                         218-723-3947
                                                         eolson@allete.com

                                      INVESTOR           Tim Thorp
                                      CONTACT:           218-723-3953
                                                         tthorp@allete.com
NEWS

                 ALLETE REPORTS 2002 EARNINGS, 2003 EXPECTATIONS
                 -----------------------------------------------

     (Duluth, Minn.)-ALLETE, Inc. (NYSE: ALE) today reported 2002 earnings of $1.68 per share, compared with earnings of $1.81 in 2001. Excluding one-time events, earnings were $1.80 per share in 2002 and $1.87 in 2001. Net income was $137.2 million in 2002 on revenue of $1.507 billion, compared with $138.7 million net income on revenue of $1.526 billion in 2001.

"We navigated through a challenging year while accomplishing several important goals," said Dave Gartzke, ALLETE's chairman, president and CEO. "We simplified our company by exiting non-strategic businesses. This strengthened our balance sheet and allowed us to focus on our two core businesses. We continued our efforts to communicate this new focus to investors."

One-time events in 2002 include final exit charges related to the automotive transport and Electric Odyssey retail businesses, as well as a charge related to the indefinite delay of an electric generation project in Superior, Wis. In 2001, ALLETE recognized a portion of the exit charge from the automotive transport business.

AUTOMOTIVE SERVICES grew net income by 24% in 2002 despite relatively flat auction vehicle sales. At ADESA, growth was due to mandated goodwill accounting changes, lower interest expense and increased auction efficiency. Automotive Finance Corporation financed 42,000 more vehicles - an increase of 5%.

At ENERGY SERVICES, total kilowatt-hour sales were up 11% for the year in part due to sales from nonregulated generation that began in 2002. Low wholesale prices, however, resulted in net income declining by 8%, excluding the Superior generation project.

INVESTMENTS AND CORPORATE CHARGES declined by $19.5 million from 2001, mainly due to the liquidation of the company's securities portfolio during the year and the largest real estate sale in the company's history which improved earnings in 2001.

Net income from DISCONTINUED OPERATIONS increased by $9.8 million in 2002, largely from the suspension of depreciation expense at the company's Water Services businesses. The pending sale of Florida Water Services for $492.5 million is expected to close in mid-February.




                                     (MORE)

ALLETE NEWS RELEASE                                                       PAGE 2
--------------------------------------------------------------------------------

"The proceeds from the sale will give us the ability to reduce debt, which will further strengthen our balance sheet and keep us financially well-positioned," Gartzke said. "Our two core businesses remain strong and are poised for earnings growth in their respective markets as economic conditions improve."

Gartzke expects earnings at Automotive Services to grow by about 15% in 2003. Earnings at Energy Services are expected to decrease slightly from 2002 levels. "If wholesale power prices improve, so too will our profitability at Energy Services," he added.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE's holdings include ADESA, the second largest wholesale vehicle auction network in North America; AFC, the leading provider of independent auto dealer financing; Minnesota Power, a low-cost electric utility that serves some of the largest industrial customers in the United States; and significant real estate holdings in Florida. For more information about ALLETE, visit the company's Web site at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       ###



                        [GRAPHIC OMITTED] RECYCLED PAPER
           ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                 WWW.ALLETE.COM

ALLETE NEWS RELEASE                                                       PAGE 3
--------------------------------------------------------------------------------

                                                 ALLETE, INC.
                                       CONSOLIDATED STATEMENT OF INCOME
                               FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001
                                      Millions Except Per Share Amounts
                                                       QUARTER ENDED                     YEAR TO DATE
                                                   2002             2001             2002            2001
------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                             $  162.1         $ 144.4         $   630.3     $    618.7
     Automotive Services                            200.9           205.9             844.1          832.1
     Investments                                      3.3            10.2              32.5           74.8
------------------------------------------------------------------------------------------------------------

         Total Operating Revenue                    366.3           360.5           1,506.9        1,525.6
------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
     Fuel and Purchased Power                        64.4            53.7             239.1          233.1
     Operations                                     266.2           252.4           1,008.0        1,007.3
     Interest                                        14.3            16.9              62.2           74.7
------------------------------------------------------------------------------------------------------------

         Total Operating Expenses                   344.9           323.0           1,309.3        1,315.1
------------------------------------------------------------------------------------------------------------

OPERATING INCOME FROM CONTINUING OPERATIONS          21.4            37.5             197.6          210.5
DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I         1.5             1.5               6.0            6.0
INCOME TAX EXPENSE                                    6.6            11.2              72.6           74.2
------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                    13.3            24.8             119.0          130.3
INCOME FROM DISCONTINUED OPERATIONS                   4.8             0.7              18.2            8.4
------------------------------------------------------------------------------------------------------------

NET INCOME                                       $   18.1         $  25.5         $   137.2     $    138.7
------------------------------------------------------------------------------------------------------------

AVERAGE SHARES OF COMMON STOCK
     Basic                                           81.8            79.6              81.1           75.8
     Diluted                                         82.3            80.4              81.7           76.5
------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE OF COMMON STOCK
     Basic   - Continuing Operations                $0.16           $0.30             $1.47          $1.72
               Discontinued Operations               0.06            0.01              0.22           0.11
------------------------------------------------------------------------------------------------------------

                                                    $0.22           $0.31             $1.69          $1.83
------------------------------------------------------------------------------------------------------------

     Diluted - Continuing Operations                $0.16           $0.30             $1.46          $1.70
               Discontinued Operations               0.06            0.01              0.22           0.11
------------------------------------------------------------------------------------------------------------

                                                    $0.22           $0.31             $1.68          $1.81
------------------------------------------------------------------------------------------------------------

DIVIDENDS PER SHARE OF COMMON STOCK                $0.275         $0.2675             $1.10          $1.07
------------------------------------------------------------------------------------------------------------

                              ALLETE, INC.
                       CONSOLIDATED BALANCE SHEET
            FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001
                                Millions
                                                  2002         2001
-----------------------------------------------------------------------
ASSETS
Current Assets                                  $  658.4     $  895.5
Property, Plant and Equipment                    1,364.9      1,323.3
Investments                                        170.9        155.4
Goodwill                                           499.8        494.4
Other                                              107.3        103.6
Discontinued Operations                            345.9        310.3

-----------------------------------------------------------------------
TOTAL ASSETS                                    $3,147.2     $3,282.5
-----------------------------------------------------------------------
                                                  2002         2001
-----------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                             $  738.2     $  704.5
Long-Term Debt                                     661.3        933.8
Other Liabilities                                  277.4        270.5
Discontinued Operations                            162.9        154.9
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                    75.0         75.0
Shareholders' Equity                             1,232.4      1,143.8

-----------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $3,147.2     $3,282.5
-----------------------------------------------------------------------

ALLETE NEWS RELEASE                                             PAGE 4
----------------------------------------------------------------------

                                                                QUARTER ENDED                          YEAR TO DATE
                                                                 DECEMBER 31,                          DECEMBER 31,
ALLETE, INC.                                                2002             2001                 2002              2001
--------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions

   Energy Services <F1>                                    $ 5.5            $11.5                $ 41.8            $ 51.7
   Automotive Services                                      14.1             15.6                  92.9              74.8
   Investments and Corporate Charges                        (6.3)            (2.3)                (15.7)              3.8
--------------------------------------------------------------------------------------------------------------------------
   Income from Continuing Operations <F1>                   13.3             24.8                 119.0             130.3
   Income from Discontinued Operations <F2>                  4.8              0.7                  18.2               8.4
--------------------------------------------------------------------------------------------------------------------------

     Net Income                                            $18.1            $25.5                $137.2            $138.7
--------------------------------------------------------------------------------------------------------------------------


DILUTED EARNINGS PER SHARE

   Continuing Operations <F1>                              $0.16            $0.30                 $1.46             $1.70
   Discontinued Operations <F2>                             0.06             0.01                  0.22              0.11
--------------------------------------------------------------------------------------------------------------------------

                                                           $0.22            $0.31                 $1.68             $1.81
--------------------------------------------------------------------------------------------------------------------------

<F1> During the fourth  quarter of 2002 ALLETE  included a $5.5 million,  or $0.07 per share,  one-time  non-cash  charge related to the indefinite delay of a generation project in Superior, Wisconsin.

<F2> Discontinued  operations  included the operating results of ALLETE's Water Services  businesses,  the auto transport business and the retail store. During the first six months of 2002 ALLETE included $3.9 million, or $0.05 per share, in charges to complete the exit from the auto transport business and the retail business.  During the fourth quarter of 2001 ALLETE recognized a $4.4 million, or $0.06 per share, estimated charge to exit the auto transport business.

                                                              QUARTER ENDED                             YEAR TO DATE
                                                               DECEMBER 31,                             DECEMBER 31,
ALLETE, INC.                                              2002             2001                     2002            2001
---------------------------------------------------------------------------------------------------------------------------
STATISTICAL DATA

CORPORATE
     Common Stock
         High                                            $23.80           $25.85                   $31.10          $26.89
         Low                                             $18.65           $21.14                   $18.50          $20.19
         Close                                           $22.68           $25.20                   $22.68          $25.20

     Book Value                                          $14.39           $13.63                   $14.39          $13.63

ENERGY SERVICES
     Millions of Kilowatthours Sold

         Utility
              Retail
                Residential                               285.7            254.3                  1,044.4           997.5
                Commercial                                319.9            301.1                  1,257.0         1,233.9
                Industrial                              1,795.4          1,627.0                  6,946.2         6,549.3
                Other                                      20.9             18.6                     77.4            75.3
              Resale                                      395.4            462.6                  1,806.7         2,085.8
---------------------------------------------------------------------------------------------------------------------------
                                                        2,817.3          2,663.6                 11,131.7        10,941.8
         Nonregulated                                     321.3             38.5                  1,149.2           140.4
---------------------------------------------------------------------------------------------------------------------------
                                                        3,138.6          2,702.1                 12,280.9        11,082.2
AUTOMOTIVE SERVICES
         Vehicles Sold
              Wholesale                                 393,000          408,000                1,741,000       1,761,000
              Total Loss                                 44,000           45,000                  175,000         148,000
---------------------------------------------------------------------------------------------------------------------------
                                                        437,000          453,000                1,916,000       1,909,000

         Conversion Rate - Wholesale Vehicles             55.1%            54.5%                    59.0%           58.1%

         Vehicles Financed                              231,000          228,000                  946,000         904,000

         EBITDAL (Millions) <F1>                          $43.2            $47.7                   $229.8          $221.2

----------------

<F1> Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense